                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Soliciting Material Pursuant to (S) 240.14a-11 (c) or (S) 240.14a-12

                              The Benchmark Funds
                               4900 Sears Tower
                           Chicago, Illinois  60606

--------------------------------------------------------------------------------
               (Name of Registrant as specified in its Chapter)


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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

     1)   Title of each class of securities to which transaction applies:  N/A

     2)   Aggregate number of securities to which transaction applies:  N/A

     3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011:* N/A

     4)   Proposed maximum aggregate value of transaction:  N/A

     5)   Total fee paid:  N/A

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid: N/A

     2)   Form, schedule or Registration statement No.: N/A

     3)   Filing Party:  N/A

     4)   Date Filed:  N/A

                              THE BENCHMARK FUNDS
                     U.S. Government Securities Portfolio

                                                               December 17, 1997

Dear Unitholder:

     You are cordially invited to attend a Special Meeting of Unitholders of the U.S. Government Securities Portfolio (the "Portfolio") of The Benchmark Funds (the "Trust"), to be held on January 26, 1998 at 10:00 a.m., Chicago time, at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

     At this important meeting, as described more fully below, you will be asked to approve a change in the organization of the Trust and an amendment relating to a fundamental investment policy of the Portfolio (Proposals 1 and 2). These proposals were approved by the Unitholders of all investment portfolios of the Trust except the Portfolio at a meeting of Unitholders held on September 2, 1997. Because we believe that these Proposals are important and will allow us to improve the Portfolio's operations, we are resubmitting these Proposals for approval by Unitholders of the Portfolio at this time.

     In particular, Proposal 1 recommends the tax-free conversion of the Portfolio into a series of a newly-formed Delaware business trust. As discussed in the accompanying Proxy Statement, this conversion will not result in any change to the assets, fees or investment policies of the Portfolio; however, the Trustees believe that organizing the Portfolio as series of a Delaware business trust offers certain advantages. These advantages include a clear limitation on Unitholder liability and potential cost savings. The dollar value and number of Units of your investment in the Portfolio will not be affected by the conversion.

     Proposal 2 recommends an amendment to the fundamental investment restriction on issuer diversification for the Portfolio. The purpose of this change is to make the restriction identical to the "diversification" definition in the Investment Company Act of 1940.

     You should carefully read the Proxy Statement that discusses each Proposal in detail. The formal Notice of Special Meeting of Unitholders and the Proxy Statement setting forth in detail the matters to come before the meeting are attached hereto, and a form of Proxy is enclosed for your use.

     The Trustees have unanimously recommended that Unitholders approve each Proposal to be acted upon at the meeting.

     The continuing interest of Unitholders in the affairs of the Portfolio is gratefully acknowledged. Whether or not you expect to attend the meeting, it is important that your Units be represented. Therefore, I urge you to vote FOR each of the proposals contained in the Proxy Statement.

                                       Sincerely,


                                       [LOGO OF FRANK POLEFRONE]
                                       Frank Polefrone
                                       President

ATTENTION INVESTMENT MANAGERS: If you have the authority to vote Units of the Portfolio, please vote. If you do not have this authority, please forward this material to your client as soon as possible. The Benchmark Funds offer institutional investors access to The Northern Trust Company's investment advisory services. The Northern Trust Company also serves as custodian and transfer agent to The Benchmark Funds.

                              THE BENCHMARK FUNDS
                     U.S. Government Securities Portfolio

                   NOTICE OF SPECIAL MEETING OF UNITHOLDERS
                          TO BE HELD JANUARY 26, 1998

A Special Meeting of Unitholders (the "Meeting") of the U.S. Government Securities Portfolio (the "Portfolio") of The Benchmark Funds (the "Trust") will be held on January 26, 1998, at 10:00 a.m. (Chicago time) at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, for the following purposes:

(1) To approve an Agreement and Plan of Reorganization pursuant to which the Portfolio will be reorganized as a series of The Benchmark Funds, a Delaware business trust;

(2) To amend the Portfolio's fundamental investment restriction concerning issuer diversification; and

(3) To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

Unitholders of record of the Portfolio at the close of business on December 8, 1997 will be entitled to vote at the Meeting or at any adjournment or adjournments thereof. The proxy statement and proxy card are being mailed to Unitholders on or about December 17, 1997.

It is important that you return your signed and dated Proxy Card promptly, regardless of the size of your holdings, so that a quorum may be assured.

                    By Order of the Board of Trustees of The Benchmark Funds,


                    [LOGO OF MICHAEL J. RICHMAN]
                    Michael J. Richman,
                    Secretary

December 17, 1997

     Please complete, date and sign the Proxy Card for the Units held by you and return the Proxy Card in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. Your prompt return of your proxy or proxies may save the Trust the necessity and expense of further solicitations. If you attend the Meeting, you may vote your Units in person.

                              THE BENCHMARK FUNDS
                     U.S. Government Securities Portfolio

                                PROXY STATEMENT

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (collectively, the "Trustees") of The Benchmark Funds (the "Trust") to be used at a Special Meeting of Unitholders of the U.S. Government Securities Portfolio (the "Portfolio") to be held at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606, on January 26, 1998, at 10:00 a.m. (Chicago time), for the purposes set forth in the accompanying Notice of Meeting. Such meeting and any adjournment thereof is referred to as the "Meeting."

     The Trustees have fixed the close of business on December 8, 1997 as the record date (the "Record Date") for determining the Unitholders of the Portfolio entitled to notice of and to vote at the Meeting. Unitholders of record of the Portfolio on the Record Date are entitled to one vote per Unit at the Meeting or any adjournment of the Meeting.

     As of December 8, 1997 the U.S. Government Securities Portfolio had _______Units of beneficial interest outstanding. Appendix A hereto sets forth the persons who owned beneficially more than 5% of the Units of the Portfolio as of December 8, 1997.

     Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of The Northern Trust Company ("Northern Trust"), Goldman, Sachs & Co. ("Goldman Sachs") and by the Trustees. In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of Units of the Portfolio. Northern Trust may engage an independent proxy solicitation firm to assist it in soliciting proxies.

     This Proxy Statement and the form of Proxy are being first mailed to Unitholders on or about December 17, 1997.

     In connection with each of the matters set forth in the attached Notice of Meeting, all Units of the Portfolio (regardless of class) will vote together.

     The Trust will furnish, without charge, copies of the Portfolio's November 30, 1996 Annual Unitholders Report and May 31, 1997 Semi-Annual Report to any Unitholder upon request addressed to Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by telephone at 800-621-2550.

                                  PROPOSAL 1

                         APPROVAL OF AN AGREEMENT AND
                   PLAN OF REORGANIZATION PURSUANT TO WHICH
                   THE PORTFOLIO WILL BE REORGANIZED INTO A
                      SERIES OF A DELAWARE BUSINESS TRUST

General

     The Trustees have unanimously approved, subject to Unitholder approval, a proposal for the Trust (which is referred to in this Proposal 1 as the "Massachusetts Trust") on behalf of the Portfolio to effectuate the transactions set forth in an Agreement and Plan of Reorganization, Conversion and Termination (the "Plan of Reorganization") with a newly established Delaware business trust also named "The Benchmark Funds" (the "Delaware Trust"). The Plan of Reorganization is attached to this Proxy Statement as Appendix B. The Plan of Reorganization provides for the conversion (the "Conversion") of each portfolio of the Massachusetts Trust, including the Portfolio, from a separate series of the Massachusetts Trust into a corresponding separate series of the Delaware Trust. The Unitholders of each investment portfolio of the Massachusetts Trust, with the exception of the Portfolio, approved the Conversion at a special meeting of Unitholders held on September 2, 1997. If the Conversion is approved by Unitholders of the Portfolio, the Portfolio will become a Portfolio of the Delaware Trust, along with all other portfolios of the Massachusetts Trust which have previously approved the Conversion.

     The Trustees believe that a Delaware business trust as a form of organization offers certain advantages for mutual funds over a Massachusetts business trust. These advantages include granting the Trustees greater flexibility to take certain actions without the approval of shareholders of the Delaware business trust (referred to herein as "Unitholders") and to determine methods of voting and organization. A Delaware business trust also offers the advantages of a clearer limitation upon the liability of Unitholders and Trustees. The Trustees also believe that the Declaration of Trust of the Delaware Trust (the "Delaware Trust Instrument") is clearer and more modern than the Massachusetts Trust's organizational documents. While many of these same improvements (other than the limitations on liability afforded under Delaware law) could be achieved by amending the Massachusetts Trust's Declaration of Trust (the "Massachusetts Declaration of Trust"), the Trustees have concluded that, given the other advantages of a Delaware business trust, it is preferable to enter into the Plan of Reorganization than to amend the current organizational documents. For a summary comparison of the Massachusetts Declaration of Trust and the proposed Delaware Trust Instrument, see "Description of Certain Provisions of the Delaware Trust Instrument" and "Certain Comparative Information About Massachusetts Business Trusts and Delaware Business Trusts" below.

     The Conversion will entail organizing the Delaware Trust, which will initially have 17 series, one corresponding to each investment portfolio of the Massachusetts Trust, including the Portfolio. For purposes of the following discussion, the Portfolio of the Massachusetts Trust is referred to as the "current Portfolio" and the series of the Delaware Trust that corresponds to the Portfolio is referred to in this Proposal as the "successor Portfolio."

     To effect the Conversion, the current Portfolio will transfer all of its assets and liabilities to the successor Portfolio. As consideration for the transfer of such assets and liabilities (together, "total assets"), the successor Portfolio will issue shares of beneficial interest (referred to herein as "successor Portfolio Units") to the current Portfolio and the current Portfolio will distribute such successor Portfolio Units pro rata to the current Portfolio Unitholders in exchange for their Units. Upon completion of the Conversion, each Unitholder of the successor Portfolio will own full and fractional successor Portfolio Units equal in number and aggregate net asset value and of the same class as such Unitholder's Units of the current Portfolio as of the date of the Conversion, and will have substantially the same redemption, liquidation and dividend rights as those offered by the current Portfolio. Like the current Portfolio Units, the successor Portfolio Units will have no par value and will not have preemptive rights.

Following the Conversion, the successor Portfolio will carry on the business of the current Portfolio. The successor Portfolio will have the same investment adviser, other service providers, fee and expense structure and investment objectives, policies and restrictions as the current Portfolio. Any change in the fundamental investment restriction on issuer diversification approved at the Meeting with respect to the current Portfolio will also apply to the successor Portfolio. There may be deemed a momentary technical inconsistency with certain of the policies and restrictions of the Portfolio (such as restrictions on investments in any one issuer and investments in other investment companies) during the Conversion. Approval of the Plan of Reorganization will also constitute approval to terminate the current Portfolio and the Massachusetts Trust. Each other investment portfolio of the Massachusetts Trust will be converted into a corresponding series of the Delaware Trust in the same manner.

     The Conversion will be accomplished on a tax-free basis, and the dollar value and number of Units of each investor's investment in the Portfolio will not change.

Reasons for the Proposed Conversion

     The Massachusetts Trust is organized as a Massachusetts business trust. As discussed above, the Trustees unanimously recommend Conversion of the Portfolio into a separate series of the Delaware Trust. The Trustees believe that organizing the Portfolio as a series of the Delaware Trust offers certain advantages over maintaining it as a series of the Massachusetts Trust.

     One advantage of a Delaware business trust is a clearer limitation of liability of Unitholders and Trustees for the obligations of the trust. The Delaware Business Trust Act (the "Delaware Act") expressly limits the liability of Delaware business trust Unitholders for the debts or obligations of the business trust to the same extent as for stockholders of for-profit Delaware corporations. Similarly, the Delaware Act provides that a series of a Delaware business trust will not be liable for the debts or obligations of any other series of the business trust. Under Massachusetts law, there are no comparable statutory provisions. Although the possibility of incurring these types of liability may be remote under Massachusetts law, the above provisions of the Delaware Act provide greater certainty and protection against Unitholder liability and the liability of one business trust series for the debts or obligations of another series. However, it is possible that, under certain circumstances, courts in some states may not enforce limited liability for Delaware business trust Unitholders. Similarly, Delaware law clearly protects a Trustee from liability for the obligations of the business trust, which may help the Delaware Trust attract and retain qualified Trustees in the future.

     Second, the Trustees believe that the Delaware business trust form of organization will enable the successor Portfolio to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation when, and if, implemented. For example, Delaware law authorizes electronic or telephonic communications between Unitholders and a Delaware business trust. The Trustees may take advantage of this provision in the future to improve Unitholder voting procedures and reduce associated costs.

     Third, the Conversion offers the potential for future cost savings, although no immediate cost savings are expected to result from the Conversion. These cost savings may result from the differences between the Massachusetts Trust and the Delaware Trust. For example, since the Trustees of a Delaware business trust can take more actions without Unitholder approval than is currently permitted under the Massachusetts Declaration of Trust, the Delaware Trust may be required to hold fewer Unitholder meetings, potentially further reducing costs. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual Unitholder meetings, Delaware law affords to the Trustees greater latitude to adapt the Delaware Trust to future contingencies without the necessity of holding a special Unitholder meeting. Under the Delaware Trust Instrument, the Trustees have the power to amend the Delaware Trust Instrument; to dissolve the business trust; to incorporate the Delaware Trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the Delaware Trust's assets; to cause any series to become a separate trust; and to change the Delaware Trust's domicile-all without Unitholder vote.

     Any exercise of authority by the Trustees will be subject to applicable state and federal law. The flexibility of a Delaware business trust as a form of organization should help to assure that the Delaware Trust always operates under the most advantageous structure and is able to take advantage of opportunities to reduce the expense and frequency of future Unitholder meetings.

     Finally, Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware business trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. The establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by Unitholders.

Board of Trustees' Evaluation and Recommendation

     The Trustees discussed the proposed Conversion preliminarily at a meeting held on April 22, 1997 and in more detail at their July 8, 1997 quarterly Board meeting. At the meeting held on July 8, 1997, after considering the matters discussed above, the Trustees unanimously approved the adoption of the Plan of Reorganization and determined that the Conversion: (i) is in the best interest of the Portfolio and (ii) will not result in dilution of the interests of the Unitholders of the Portfolio. In addition, the Trustees unanimously voted to recommend to the Unitholders of the Portfolio that they approve the Plan of Reorganization and the transactions contemplated thereunder. In taking such action and making such recommendation, the Trustees took into consideration the fact that the Conversion may provide operational efficiencies and additional managerial flexibility to the Trustees. At a meeting held on September 2, 1997 (the "September 1997 Meeting") the proposal to approve the Plan of Reorganization was approved by the Unitholders of all portfolios of the Massachusetts Trust except the Portfolio. At a meeting held on October 7, 1997 the Trustees reconsidered the proposed Conversion. In addition to the factors noted above, the Trustees considered the possibility that the Portfolio might not be economically viable as the sole portfolio of the Massachusetts Trust in the event that the other portfolios were converted into series of the Delaware Trust. The Trustees also considered the possibility of not completing the Conversion with respect to any of the portfolios. The Trustees continued to believe, however, that the Conversion would be in the best interest of current Unitholders of the Portfolio as well as future Unitholders. Accordingly, The Trustees unanimously voted to resubmit the Plan of Reorganization to a vote of the Portfolio's Unitholders.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT UNITHOLDERS OF THE PORTFOLIO APPROVE THE PLAN OF REORGANIZATION PROVIDING FOR THE CONVERSION OF THE PORTFOLIO FROM A SERIES OF THE MASSACHUSETTS BUSINESS TRUST TO A SERIES OF THE DELAWARE BUSINESS TRUST.

Vote Required to Approve Plan of Reorganization

     Approval of the Plan of Reorganization requires the affirmative vote of a majority of the Units of the Portfolio outstanding and entitled to vote. For this purpose, a majority of the outstanding Units of the Portfolio means the vote of the lesser of (i) 67% or more of the Units of the Portfolio present at the Meeting, if the holders of more than 50% of the Units of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding Units of the Portfolio (a "1940 Act Majority"). Units of all classes of the Portfolio will be voted together as one class. If the Plan of Reorganization is not approved by the Unitholders of the Portfolio, the Portfolio will continue its operations as a series of the Massachusetts Trust.

     A vote FOR the Conversion will authorize the Portfolio, as the sole Unitholder of its corresponding successor Portfolio (i) to vote in favor of the election of the current Trustees of the Massachusetts Trust as the Trustees of the Delaware Trust; (ii) to vote in favor of the ratification of the selection of Ernst & Young LLP as the Delaware Trust's independent auditors; (iii) to approve an investment advisory agreement for the successor Portfolio that is substantially the same as the current Portfolio's investment advisory agreement; and (iv) to approve fundamental investment restrictions for the successor Portfolio which, if Proposal 2 is approved, will be the same as the current investment restrictions in effect for the Portfolio, as amended by such Proposal. If the Conversion is approved but Proposal 2 is not approved by the Portfolio's Unitholders, the Portfolio, as sole Unitholder of the successor Portfolio, will vote to approve only the Portfolio's existing fundamental restrictions.

Summary of the Plan of Reorganization

     The following discussion summarizes certain terms of the Plan of Reorganization as it relates to the Portfolio (The terms relating to the other portfolios of the Massachusetts Trust are identical to those discussed below with respect to the Portfolio). This summary of the Plan of Reorganization is qualified in its entirety by the provisions of the Plan of Reorganization, which is attached to this Proxy Statement as Appendix B.

     On the closing date of its Conversion (the "Closing Date"), the current Portfolio will transfer all of its assets to the successor Portfolio in exchange for the assumption by the successor Portfolio of all the liabilities of the current Portfolio and the issuance to the current Portfolio of Units of the successor Portfolio ("successor Portfolio Units") equal to the value (as determined by using the procedures in the current prospectuses) on the date of the exchange of the current Portfolio's net assets. Immediately thereafter, the current Portfolio will liquidate and distribute successor Portfolio Units to the current Portfolio Unitholder's account pro rata in proportion to the current Portfolio Unitholder's beneficial interest in the current Portfolio ("current Portfolio Units") in exchange for the current Portfolio Units. In these exchanges, the successor Portfolio will issue the appropriate number of successor Portfolio Units of each class of Units that currently is outstanding, so that the current Portfolio will distribute, and holders of a particular class of current Portfolio Units will receive, the same number of successor Portfolio Units of the same class. As soon as practicable after this distribution of successor Portfolio Units, the current Portfolio will be wound up and terminated. Certificates evidencing full or fractional successor Portfolio Units will not be issued. Upon completion of the Conversion, a current Portfolio Unitholder will be the owner of full and fractional successor Portfolio Units equivalent in number, class and aggregate net asset value to the Unitholder's current Portfolio Units immediately before the Conversion.

     Assuming the Plan of Reorganization is approved with respect to the Portfolio, it is currently contemplated that the Conversion will become effective during the first quarter of 1998 or as soon thereafter as possible.

     If, at any time before the Closing Date of the Conversion, the Trustees determine that it would not be in the best interest of the Massachusetts Trust or the Unitholders to proceed with the Conversion, the Conversion will not go forward, notwithstanding the approval of the Conversion by the Portfolio's Unitholders at the Meeting. The Massachusetts Trust and the Delaware Trust may at any time waive compliance with any of the conditions contained in, or may amend, the Plan of Reorganization; provided that such waiver or amendment does not materially adversely affect the interests of current Portfolio Unitholders.

Expenses of the Conversion

     The Portfolio will bear its allocable share of the expenses associated with the transactions contemplated by the Plan of Reorganization, except that Northern Trust and correspondent banks, brokers and other entities that have entered into Unitholder Servicing Agreements with the Trust will bear all mailing expenses in connection with the solicitation of proxies on behalf of the Portfolio. See "Additional Information Manner and Cost of Proxy Solicitation" below. In the event that the Conversion is completed, the expenses will be assumed by the successor Portfolio. It is currently estimated that the aggregate expenses of the conversions contemplated by the Plan of Reorganization will be approximately [$108,300], which will be allocated among all portfolios of the Massachusetts Trust, including the Portfolio.

Tax Consequences of the Conversion

     It is a condition to the consummation of the Conversion that the Massachusetts Trust and the Delaware Trust receive on or before the Closing Date an opinion from Drinker Biddle & Reath LLP, counsel to the Massachusetts Trust and the Delaware Trust, substantially to the effect that, among other things, for federal income tax purposes, the Conversion will constitute a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and that no gain or loss will be recognized for federal income tax purposes by the current Portfolio, the successor Portfolio, and the Unitholders of the current Portfolio upon (1) the transfer of the current Portfolio's assets to the corresponding successor Portfolio in exchange solely for the successor Portfolio's Units and the assumption by the successor Portfolio of the current Portfolio's liabilities or (2) the distribution in liquidation by the current Portfolio of the successor Portfolio Units to the current Portfolio Unitholders in exchange for their current Portfolio Units. The opinion will further provide, among other things, that in counsel's view (i) the tax basis of the successor Portfolio Units to be received by each current Portfolio Unitholder will be the same as that of his or her current Portfolio Units surrendered in exchange therefor and (ii) each current Portfolio Unitholder's tax holding period for his or her successor Portfolio Units will include such Unitholder's tax holding period for the current Portfolio Units surrendered in exchange therefor, provided that the current Portfolio Units were held as capital assets on the date of the exchange.

Continuation of Unitholder Accounts and Plans

     The Delaware Trust's transfer agent will establish accounts for all current Portfolio Unitholders containing the appropriate number and class of successor Portfolio Units to be received by that Unitholder under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Portfolio for each Unitholder. No action by a Unitholder will be necessary in order to continue any automatic investment plans currently maintained by a current Portfolio Unitholder.

Investment Adviser, Transfer Agent and Custodian

     The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60675, currently serves as investment adviser, transfer agent and custodian for the Massachusetts Trust and will serve in the same capacity for the Delaware Trust. The Delaware Trust will adopt investment advisory, transfer agency and custody agreements with respect to the successor Portfolio that will be identical, in all material respects, to the agreements in effect for the Portfolio immediately before the Conversion.

Independent Public Auditors

     Ernst & Young LLP, Sears Tower, 233 S. Wacker Drive, Chicago, Illinois 60606-6301, are presently the independent public auditors for the Massachusetts Trust, and will continue to be the independent public auditors for the Portfolio.

Distribution and Administration Agreements

     The Delaware Trust will adopt distribution and administration agreements with respect to the Units of the successor Portfolio. The terms of the distribution and administration agreements will be identical, in all material respects, to the Portfolio's existing agreements with Goldman, Sachs & Co.

Unitholder Servicing Plan

     The Delaware Trust will adopt a Unitholder servicing plan with respect to Class B, C and D Units, if any, of the successor Portfolio. The terms of the plan, including the fees payable thereunder, will be identical, in all material respects to the Portfolio's existing plan. Pursuant to the new plan, the Delaware Trust on behalf of each successor Portfolio will assume the corresponding current Portfolio's obligations under agreements with banks, corporations, brokers, dealers and other financial institutions that act as "Servicing Agents."

Description of Certain Provisions of the Delaware Trust Instrument

The following is a summary of certain provisions of the Delaware Trust
Instrument.

     Series and Classes. As discussed above, the Delaware Trust Instrument permits the Delaware Trust to issue series of its shares of beneficial interest (referred to herein as "Units") which represent interests in separate portfolios of investments, including the successor Portfolio. The Delaware Trust is also authorized to issue multiple classes of all series. The Massachusetts Declaration of Trust permits the issuance of separate series and, except for the Trust's money market investment portfolios, classes of Units representing interests in the same portfolio. No series is entitled to share in the assets of any other series or is liable for the expenses or liabilities of any other series. The successor Portfolio would initially have the same classes of Units as the current Portfolio, and these classes would have substantially the same attributes as the respective classes of the current Portfolio. The Trustees of the Delaware Trust are able to authorize the issuance of additional series or classes of Units without prior Unitholder approval.

     Limitations on Derivative Actions. In addition to the requirements of Delaware law, the Delaware Trust Instrument provides that a Unitholder of the Delaware Trust may bring a derivative action on behalf of the Delaware Trust only if the following conditions are met: (i) Unitholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding Units of the Delaware Trust, or 10% of the outstanding Units of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such Unitholder request and to investigate the basis of such claim. The Delaware Trust Instrument also provides that no person, other than the Trustees, who is not a Unitholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Unitholders making such request to reimburse the Delaware Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action. No similar provisions are applicable to the Massachusetts Trust.

     Unitholder Meetings and Voting Rights. The Delaware Trust is not required to hold annual meetings of Unitholders and does not intend to hold such meetings. In the event that a meeting of Unitholders is held, each Unit of the Delaware Trust will be entitled, as determined by the Trustees without the vote or consent of Unitholders, either to one vote for each Unit or to one vote for each dollar of net asset value represented by such Units on all matters presented to Unitholders, including the election of Trustees (this method of voting being referred to as "dollar-based voting"). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Delaware Trust will vote separately from each other. Unitholders of the Delaware Trust do not have cumulative voting rights in the election of Trustees. Meetings of Unitholders of the Delaware Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the Units entitled to vote at such meeting. The Unitholders of the Delaware Trust will have voting rights only with respect to the limited number of matters specified in the Delaware Trust Instrument and such other matters as the Trustees may determine or may be required by law.

     The voting provisions of the Delaware Trust Instrument differ from those of the Massachusetts Declaration of Trust in several important respects. The Massachusetts Trust is not authorized to use dollar-based voting. Instead, each Unitholder has one vote for each Unit held, regardless of its net asset value per Unit. This can have the effect of providing series with a lower net asset value per Unit, such as money market funds, with a voting interest that is disproportionate to their economic interest. Also, a greater number of matters require approval by Unitholders of the Trust. The Massachusetts Declaration of Trust, in addition to the matters requiring approval of Unitholders of the Delaware Trust, requires approval of the reorganization or termination of the Massachusetts Trust or any of its series, with respect to certain legal proceedings and with respect to certain amendments to the Massachusetts Declaration of Trust (with limited exceptions).

     Indemnification. The Delaware Trust Instrument provides for indemnification of Trustees, officers and agents of the Delaware Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

     The Delaware Trust Instrument provides that, if a Unitholder or former Unitholder of a series is held personally liable solely by reason of being or having been a Unitholder and not because of the Unitholder's acts or omissions or for some other reason, the Unitholder or former Unitholder (or heirs, executors, administrators, legal representatives or general successors) will be entitled, out of the assets belonging to the applicable series, to be held harmless from and indemnified against all loss and expense arising from such liability. The Delaware Trust, acting on behalf of any affected series, must, upon request by such Unitholder, assume the defense of any claim made against such Unitholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     Termination. The Delaware Trust Instrument permits the termination of the Delaware Trust or of a series or class of the Delaware Trust (i) by a majority of the affected Unitholders at a meeting of Unitholders of the Delaware Trust, series or class; or (ii) by a majority of the Trustees without Unitholder approval if the Trustees determine that such action is in the best interest of the Delaware Trust or its Unitholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Delaware Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Delaware Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations. The Massachusetts Declaration of Trust permits the Trustees to terminate the Massachusetts Trust only with Unitholder approval.

     Merger, Consolidation, Sale of Assets, Etc. The Delaware Trust Instrument authorizes the Trustees, without Unitholder approval (except as stated in the next paragraph), to cause the Delaware Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Delaware Trust, or any series thereof. In addition, the Trustees, without Unitholder approval, may adopt a master-feeder structure by investing substantially all of the assets of a series of the Delaware Trust in the securities of another open-end investment company or pooled portfolio. The reorganization of the Massachusetts Trust would require Unitholder approval.

     The Delaware Trust Instrument also authorizes the Trustees, in connection with the merger, consolidation, termination or other reorganization of the Trust or any series or class, to classify the Unitholders of any class into one or more separate groups and to provide for the different treatment of Units held by the different groups, provided that such merger, consolidation, termination or other reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of Unitholders that are so classified.

     Amendments. The Delaware Trust Instrument permits the Trustees to amend the Delaware Trust Instrument without a Unitholder vote. However, Unitholders of the Delaware Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of Unitholders; (ii) that is required by law to be approved by

Unitholders; (iii) that would amend the voting provisions of the Delaware Trust Instrument; or (iv) that the Trustees determine to submit to Unitholders. Amendments to the Massachusetts Declaration of Trust, with certain limited exceptions, require approval of Unitholders.

     Series of Trustees. The Trustees may appoint separate Trustees with respect to one or more series or classes of the Delaware Trust's Units (the "Series Trustees"). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Delaware Trust; (ii) may have, to the exclusion of any other Trustee of the Delaware Trust, all the powers and authorities of Trustees under the Delaware Trust Instrument with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class. The Massachusetts Declaration of Trust does not permit the election of separate Trustees for a series or class. The Trustees are not currently considering the appointment of Series Trustees for the Delaware Trust.

Certain Comparative Information About Massachusetts Business Trusts And Delaware Business Trusts

     Unitholder Liability. Generally, Delaware business trust Unitholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Act entitles a Unitholder of a Delaware business trust to the same limitation of liability as is available to Unitholders of private for-profit corporations. However, no similar statutory or other authority limiting business trust Unitholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a Unitholder is subject to the jurisdiction of courts in such other states, those courts may not apply Delaware law and may subject the Delaware Trust Unitholders to liability. To offset this risk, the Delaware Trust Instrument (i) contains an express disclaimer of Unitholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into or executed by the Delaware Trust or its Trustees and (ii) provides for indemnification out of the property of the applicable series of the Delaware Trust of any Unitholder held personally liable for the obligations of the Delaware Trust solely by reason of being or having been a Unitholder and not because of the Unitholder's acts or omissions or for some other reason. Thus, the risk of a Delaware business trust Unitholder incurring financial loss beyond his or her investment because of Unitholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (3) the applicable series of the Delaware Trust is unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business and the nature of its assets, the risk of personal liability to a Delaware Trust Unitholder is extremely remote.

     Unlike Delaware, in Massachusetts there is no statute relating to business trusts that entitles Unitholders of a Massachusetts business trust to the same limitation of liability as is extended to Unitholders of a Massachusetts corporation. Unitholders of a Massachusetts business trust may, therefore, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Massachusetts business trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of Unitholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts business trust or its Trustees. The Massachusetts Declaration of Trust also provides for indemnification out of the trust property. Thus, the Trustees believe the risk of Unitholder liability is also remote for Unitholders of the Massachusetts Trust.

     Liability of Trustees. The Delaware Trust Instrument provides that the Trustees will not be liable to any person other than the Delaware Trust or a Unitholder and that a Trustee will not be liable for any act as a Trustee. However, nothing in the Delaware Trust Instrument protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Massachusetts Declaration of Trust provides that its Trustees will not be liable for errors of judgment or mistakes of fact or law, subject to substantially the same provisions concerning bad faith, gross negligence and reckless disregard as those described above.

                                  PROPOSAL 2

  AMENDMENT OF THE PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
                            ISSUER DIVERSIFICATION

     To be diversified under the 1940 Act, the Portfolio must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. The Portfolio may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, certain repurchase agreements, U.S. Government securities or securities of other investment companies. Currently, the fundamental investment restriction concerning issuer diversification for the Portfolio is narrower than the 1940 Act restrictions in not listing as exclusions cash, cash items or securities of other investment companies. The Proposal simplifies the contents of the current restrictions. As proposed, the restriction would require diversification only to the extent required under the 1940 Act. Additional diversification requirements are imposed upon the Portfolio to be treated as a regulated investment company for federal tax purposes. These requirements are not required to be reflected in the proposed investment restriction and will not be affected by the Proposal. At the July 8, 1997 meeting, the Trustees approved, subject to Unitholder approval, that each portfolio of the Trust adopt the following investment restriction in lieu of its current fundamental policy:

     The Portfolio may not make any investment inconsistent with the Portfolio's classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Portfolio classified as a non-diversified company under the 1940 Act.

Board of Trustees' Recommendation

     The Unitholders of each diversified portfolio of the Trust, with the exception of the Portfolio, approved the foregoing investment restriction at the September 1997 meeting. At a meeting held on October 7, 1997 the Trustees reconsidered the proposed new issuer diversification policy with respect to the Portfolio. The Trustees continue to believe that the proposed amendment to the Portfolio's investment restrictions will more clearly reflect current regulatory practice, will provide a more complete range of investment opportunities and will clarify and simplify the restrictions.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE UNITHOLDERS OF THE PORTFOLIO VOTE "FOR" THE ADOPTION OF THE PROPOSED AMENDED INVESTMENT RESTRICTION.

Required Vote

     Approval of the proposed amendment to the Portfolio's fundamental investment restriction concerning issuer diversification requires the affirmative vote of a 1940 Act Majority of the Portfolio's outstanding Units (described in Proposal 1). If the proposed amendment is not approved with respect to the Portfolio, the current investment restriction will continue in effect unchanged for the Portfolio.

                            ADDITIONAL INFORMATION

Other Business

     As of the date of this Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

Proxies and Voting at the Meeting

     The enclosed Proxy is revocable by a Unitholder at any time before it is exercised by written notice to the Trust (addressed to the Secretary at the Trust's principal executive offices), by executing a superseding proxy or by attending the Meeting and voting in person. All valid proxies received prior to the Meeting (including any adjournment thereof) will be voted at the Meeting. Matters on which a choice has been provided will be voted as indicated on the proxy and, if no instruction is given, the persons named as proxies will vote the Units represented thereby in favor of the matters set forth in each Proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting.

     In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of either Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of a majority of the Units of the Portfolio present and voting in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such Proposal against any such adjournment. A Unitholder vote may be taken on one of the Proposals in this Proxy Statement Portfolio prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

     A majority of the Units entitled to vote with respect to a Proposal shall be a quorum for the transaction of business with respect to that Proposal at the Meeting, but any lesser number shall be sufficient for adjournments. Abstentions will be treated as Units that are present at the Meeting, but will not be counted as a vote in favor of a Proposal. Accordingly, an abstention from voting on a Proposal has the same effect as a vote against such Proposal. If a broker or nominee holding Units in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal, those Units will not be considered as present at the Meeting with respect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to subsection (i) of the 1940 Act Majority definition. However, in determining whether a proposal has been adopted pursuant to subsection (ii) of the 1940 Act Majority definition, a "broker non-vote" will have the same effect as a vote against the Proposal.

     Appendix A hereto sets forth the persons who owned beneficially more than 5% of the Units of the Portfolio as of December 8, 1997, the Record Date for the Meeting. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25 % of the voting securities of a company is presumed to "control" such company. Northern Trust has advised the Trust that it intends to vote the Units over which it has voting power "For" the Proposals listed in this Proxy Statement.

Manner and Cost of Proxy Solicitation

     Proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of Northern Trust, Goldman Sachs and by the Trustees. In addition, employees of Northern Trust, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of Units of the Trust. The Northern Trust may engage an independent proxy solicitation firm to assist it in soliciting proxies.

     The Portfolio will bear the proxy solicitation expenses, including the cost of preparing and assembling materials used in connection with the solicitation of proxies. Correspondent banks, brokers and other entities that have entered into a Unitholder Servicing Agreement with the Trust on behalf of the Portfolio will bear the mailing expenses associated with the solicitation of proxies from Unitholders on whose behalf they serve as recordholder. Northern Trust will bear all other mailing expenses associated with the solicitation of proxies and will reimburse correspondent banks, brokers and other similar record holders who have not entered into Unitholder Servicing Agreements for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.

Unitholder Action at the September 1997 Meeting

     Unitholders of all the Trust's portfolios (including the Portfolio) voting as a single class took the following actions at the September 1997 Meeting: (i) the election of Richard G. Cline, Edward J. Condon, Jr., John W. English, James
J. Gavin, Jr., Sandra P. Guthman, Frederick T. Kelsey, William H. Springer and Richard P. Strubel to the Trust's Board of Trustees; (ii) the ratification of the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ended November 30, 1997; and (iii) the approval of an amendment to the Trust's Declaration of Trust allowing each portfolio to invest substantially all of its assets in a single open-ended investment company with substantially the same investment objective, policies and restrictions as the portfolio (a "master fund"). In addition to the votes described above, Unitholders of the Portfolio approved a new fundamental investment policy which will allow the Portfolio to invest substantially all of its assets in a master fund and which otherwise will permit the Portfolio to purchase the securities of other investment companies to the full extent permitted by the 1940 Act and any regulation or order of the SEC, notwithstanding the Portfolio's other fundamental investment restrictions.

Unitholder Proposals

     Neither the Massachusetts Trust nor the Delaware Trust is required, nor does either intend, to hold annual meetings of Unitholders each year for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board of Trustees holding office has been elected by the Unitholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding Units). Any Unitholders desiring to present a proposal for consideration at the next meeting for Unitholders of the Portfolio must submit the proposal in writing, so that it is received by the Portfolio within a reasonable time before any meeting.

Information About the Distributor and Administrator

     Goldman, Sachs & Co., the Trust's distributor and administrator, has its principal offices at 85 Broad Street, New York, New York 10004.

Information About the Trust

     The Trust currently has, and the Delaware Trust will have, its principal offices at 4900 Sears Tower, Chicago, Illinois 60606.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

December 17, 1997

                                   APPENDIX A

     As of December 8, 1997, The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675, possessed sole or shared voting and/or investment power for its customer accounts with respect to ______ outstanding Units of the Portfolio representing ________% of the total outstanding Units of the Portfolio.

     In addition, as of December 8, 1997, the following persons or entities owned beneficially more than 5% of the outstanding Units of the Portfolio:

                            Amount and Percentage of
                               Outstanding Units

Unitholder Name and Address    Amount of Units    Percentage of Units (%)
---------------------------    ---------------    -----------------------
U.S. Government Securities
Portfolio
Electrical Insurance Trust
  221 North LaSalle Street
  Chicago, IL  60601-1273
Illinois State Painters
  Welfare Fund
  303 East Ohio Street
  Chicago, IL 60611
Sheet Metal Work H&W Northern
  106 North Schmale Road
  Carol Stream, IL  60188

                                   APPENDIX B

                             AGREEMENT AND PLAN OF
                   REORGANIZATION, CONVERSION AND TERMINATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION, CONVERSION AND TERMINATION is made as of the 8th day of July, 1997, by and between The Benchmark Funds, a Massachusetts business trust (the "Registrant"), on behalf of each of its series (each a "Portfolio" and collectively the "Portfolios"), and The Benchmark Funds (the "Trust"), a Delaware business trust.

     This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and is intended to effect the reorganization (a "Reorganization") of each Portfolio as a new series of the Trust (each a "Successor Portfolio" and collectively the "Successor Portfolio"). Each Reorganization will include the transfer of all of the assets of a Portfolio to a corresponding Successor Portfolio of the Trust solely in exchange for (1) the assumption by the Successor Portfolio of all liabilities of the Portfolio and
(2) the issuance by the Trust to the Portfolio of Shares of beneficial interest (herein referred to as "Units") of the Successor Portfolio. The aggregate number of Units of each subseries (hereafter "class") of the Successor
Portfolio (the "Successor Portfolio Units") issued to the Portfolio will be equal to the number of Units of beneficial interest ("Units") of the corresponding Portfolio class outstanding immediately before the Reorganization. These transactions will be promptly followed by a pro rata distribution by each Portfolio of the Successor Portfolio Units it receives in the exchange described above to the holders of corresponding Portfolio Units in exchange for those Portfolio Units, in liquidation of each Portfolio, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1. Transfer of Assets of the Portfolio in Exchange for Assumption of Liabilities and Issuance of Successor Portfolio Units

     1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Portfolio agrees to transfer all of its assets (as described in paragraph 1.2) and to assign and transfer all of its liabilities to a corresponding Successor Portfolio organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Portfolio. The Trust, on behalf of each Successor Portfolio, agrees that in exchange for all of the assets of the corresponding Portfolio:
(1) the Successor Portfolio shall assume all of the liabilities of such Portfolio, whether contingent or otherwise, then existing including, without limitation, all fees and expenses incurred in connection with the transactions contemplated hereby and (2) the Trust shall issue Successor Portfolio Units to the Portfolio. The number of Successor Portfolio Units of each class to be issued by the Trust on behalf of each Successor Portfolio will be identical to the number of Units of the corresponding class and Portfolio outstanding on the Closing Date provided for in paragraph 3.1. Such transactions shall take place at the Closing provided for in paragraph 3.1.1.2 The assets of each Portfolio to be acquired by the corresponding Successor Portfolio shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any tax operating losses, any claims or rights of action or rights to register Units under applicable securities laws, any books or records of the Portfolio and other property owned by the Portfolio and any deferred or prepaid expenses shown as assets on the books of the Portfolio on the Closing Date provided for in paragraph 3.1.

     1.2 The assets of each Portfolio to be acquired by the corresponding Successor Portfolio shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), any tax operating losses, any claims or rights of action or rights to register Units under applicable securities laws, any books or records of the Portfolio and other property owned by the Portfolio and any deferred or prepaid expenses shown as assets on the books of the Portfolio on the Closing Date provided for in paragraph 3.1.

     1.3 Immediately after delivery to each Portfolio of corresponding Successor Portfolio Units, a duly authorized officer of Registrant shall cause each Portfolio, as the sole Unitholder of the corresponding Successor Portfolio, to
(i) elect the Trustees of the Trust; (ii) ratify the selection of the Trust's independent auditors; (iii) approve an investment advisory agreement for the Successor Portfolio in substantially the same form as the investment advisory agreement in effect with respect to the Portfolio immediately prior to the Closing of the reorganization, including in the case of the International Growth Portfolio any changes adopted to the Portfolio's investment advisory agreement at the meeting of Unitholders scheduled for September 2, 1997 (the "Unitholder Meeting"), and (iv) adopt investment objectives, investment policies and investment restrictions which are substantially identical to those of the Portfolio immediately prior to the Closing of the reorganization, including any changes thereto approved by the Unitholders of the Portfolio at the Unitholder Meeting.

     1.4 On the Closing Date each Portfolio will distribute in liquidation the Successor Portfolio Units of each class to each Unitholder of record, determined as of the close of business on the Closing Date, of the corresponding class of the Portfolio pro rata in proportion to such Unitholder's beneficial interest in that class and in exchange for that Unitholder's Units. Such distribution will be accomplished by the transfer of the Successor Portfolio Units then credited to the account of each Portfolio on the Unit records of the Trust to open accounts on those records in the names of such Portfolio Unitholders and representing the respective pro rata number of each class of the Successor Portfolio Units received from the Successor Portfolios which is due to such Portfolio Unitholders. Fractional Successor Portfolio Units shall be rounded to the third place after the decimal point.

     1.5 Ownership of the Successor Portfolio Units by each Successor Portfolio Unitholder shall be recorded separately on the books of The Northern Trust Company ("Northern Trust"), as the Trust's transfer agent.

     1.6 Any transfer taxes payable upon the issuance of Successor Portfolio Units in a name other than the registered holder of the Portfolio Units on the books of any Portfolio shall be paid by the person to whom such Successor Portfolio Units are to be distributed as a condition of such transfer.

     1.7 The legal existence of each Portfolio and the Registrant shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, each Portfolio and the Registrant shall not conduct any business except in connection with its liquidation and termination.

2.  Valuation

     2.1 The value of each Portfolio's assets to be acquired by the Trust on behalf of the corresponding Successor Portfolio hereunder shall be the net asset value computed as of the valuation time provided in the Portfolio's prospectus(es) on the Closing Date using the valuation procedures set forth in the Portfolio's current prospectus(es) and statement of additional information.

     2.2 The value of full and fractional Successor Portfolio Units of each class to be issued in exchange for each Portfolio's assets shall be equal to the value of the net assets of the corresponding class of such Portfolio on the Closing Date, and the number of such Successor Portfolio Units of each class shall equal the number of full and fractional Portfolio Units outstanding on the Closing Date.

     2.3 All computations of value shall be made by Northern Trust (the "Custodian"), as custodian for the Portfolio and the Trust.

3.  Closing and Closing Date

     3.1 The transfer of each Portfolio's assets in exchange for the assumption by the corresponding Successor Portfolio of the Portfolio's liabilities and the issuance of Successor Portfolio Units to the Portfolio, as described above, together with related acts necessary to consummate such acts (the "Closing"), shall occur at the offices of Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 on March 31, 1998 ("Closing Date"), or at such other place or date as the parties may agree in writing.

     3.2 At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

 4.  Representations and Warranties

4.1 Registrant represents and warrants, on behalf of itself and each Portfolio, as follows:

     4.1.A. At the Closing Date, Registrant, on behalf of the Portfolios, will have good and marketable title to the assets to be transferred to the Trust, on behalf of the Successor Portfolios, pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Trust on behalf of the Successor Portfolios will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

     4.1.B. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Registrant. This Agreement constitutes a valid and binding obligation of Registrant and each Portfolio enforceable in accordance with its terms, subject to the approval of each Portfolio's Unitholders;

     4.1.C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Registrant, on behalf of the Portfolios, of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

     4.1.D. The Registrant will file with the Securities and Exchange Commission ("SEC") proxy materials (the "Proxy Statement") complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act, and applicable rules and regulations thereunder, relating to a meeting of its Unitholders to be called to consider and act upon the transactions contemplated herein.

4.2 The Trust represents and warrants, on behalf of itself and each Successor Portfolio, as follows:

     4.2.A. Successor Portfolio Units issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding and fully paid and non-assessable by the Trust;

     4.2.B. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes a valid and binding obligation of the Trust and each Successor Portfolio enforceable against the Trust and each Successor Portfolio in accordance with its terms;

     4.2.C. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Successor Portfolios of the transactions contemplated herein, except such as shall have been obtained prior to the Closing Date; and

     4.2.D The Trust, on behalf of the Successor Portfolios, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws as it may deem appropriate in order to operate after the Closing Date.

 5. Conditions Precedent to Obligations of Registrant, the Portfolios, the Trust and the Successor Portfolio

     The obligations of Registrant, the Portfolios, the Trust and the Successor Portfolios are each subject to the conditions that on or before the Closing
Date:

     5.1 This Agreement and the transactions contemplated herein shall have been approved by the Trustees of the Registrant and the Trust and by the requisite vote of the Registrant's Unitholders in accordance with applicable law;

     5.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Trust or Registrant to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust, Portfolios, Registrant or Successor Portfolios, provided that either party hereto may waive any of such conditions for itself or its respective series;

     5.3 The Registrant and the Trust shall have received on or before the Closing Date an opinion of Drinker Biddle & Reath LLP satisfactory to them, substantially to the effect that for federal income tax purposes:

     5.3.A. The acquisition of all of the assets of each Portfolio by its corresponding Successor Portfolio solely in exchange for the issuance of Successor Portfolio Units to the Portfolio and the assumption by the Successor Portfolio of all of the liabilities of the Portfolio, followed by the distribution in liquidation by the Portfolio of such Successor Portfolio Units to the Portfolio Unitholders in exchange for their Portfolio Units and the termination of the Portfolio, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Portfolio and the Successor Portfolio will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code;

     5.3.B. No gain or loss will be recognized by any Portfolio upon (i) the transfer of all of its assets to its corresponding Successor Portfolio solely in exchange for the issuance of Successor Portfolio Units to the Portfolio and the assumption by the Successor Portfolio of the Portfolio's liabilities and (ii) the distribution by the Portfolio of such Successor Portfolio Units to the Portfolio Unitholders;

     5.3.C. No gain or loss will be recognized by any Successor Portfolio upon its receipt of all of the corresponding Portfolio's assets solely in exchange for the issuance of the Successor Portfolio Units to the Portfolio and the assumption by the Successor Portfolio of all of the liabilities of the Portfolio;

     5.3.D. The tax basis of the assets acquired by a Successor Portfolio from its corresponding Portfolio will be, in each instance, the same as the tax basis of those assets in the Portfolio's hands immediately prior to the transfer;

     5.3.E. The tax holding period of the assets of each Portfolio in the hands of its corresponding Successor Portfolio will, in each instance, include the Portfolio's tax holding period for those assets;

     5.3.F. Each Portfolio's Unitholders will not recognize gain or loss upon the exchange of all of their Units of the Portfolio solely for Successor Portfolio Units as part of the transaction;

     5.3.G. The tax basis of the Successor Portfolio Units received by Portfolio Unitholders in the transaction will be, for each Unitholder, the same as the tax basis of the Portfolio Units surrendered in exchange therefor; and

     5.3.H. The tax holding period of the Successor Portfolio Units received by Portfolio Unitholders will include, for each Unitholder, the tax holding period for the Portfolio Units surrendered in exchange therefor, provided that such Portfolio Units were held as capital assets on the date of the exchange.

     The Registrant and the Trust each agree to make and provide representations with respect to the Portfolios and the Successor Portfolios, respectively, which are reasonably necessary to enable Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in this paragraph 5.3, which opinion may address such other federal income tax consequences, if any, that Drinker Biddle & Reath LLP believes to be material to the Reorganization.

 6.  Brokerage Fees

     The Trust, on behalf of the Successor Portfolios, and Registrant, on behalf of the Portfolios, each represent and warrant to the other that there are no broker's or finder's fees payable in connection with the transactions contemplated hereby.

 7.  Termination

     This Agreement may be terminated by the mutual agreement of the Trust and Registrant and the parties may abandon the reorganization contemplated hereby, notwithstanding approval thereof by the Unitholders of the Registrant, at any time prior to Closing, if circumstances should develop that, in the parties judgment, make proceeding with the Agreement inadvisable.

 8.  Amendment

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Portfolio's Unitholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Portfolio Units to be paid to that Portfolio's Unitholders under this Agreement to the detriment of such Portfolio Unitholders without their further approval. Without limiting the foregoing, in the event Unitholder approval of this Agreement and the transactions contemplated herein is obtained with respect to one or more Portfolio but not with respect to other Portfolio, with the result that the transactions contemplated by this Agreement may be consummated with respect to one or more, but not all, of the Portfolios, the Board of Trustees of the Registrant may, in the exercise of its sole and unilateral discretion, determine to either abandon this Agreement with respect to all of the Portfolios or direct that the transactions described herein be consummated to the degree the Board deems advisable and to the degree such transactions may be lawfully effected.

 9.  Headings; Counterparts; Governing Law; Assignment; Survival; Waiver

     9.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     9.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     9.4 This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     9.5 All persons dealing with the Trust, the Portfolios, Registrant or the Successor Portfolios must look solely to the property of the Trust, the Portfolios, Registrant or the Successor Portfolios, respectively, for the enforcement of any claims against the Trust, the Portfolios, Registrant or the Successor Portfolios, as neither the Trustees, officers, agents nor Unitholders of the Trust or Registrant assume any personal liability for obligations entered into on behalf of the Trust or Registrant, respectively. No series of Registrant or the Trust shall be responsible for any obligations assumed by or on behalf of any other series of Registrant or the Trust under this Agreement.

     9.6 The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date, except for the provisions of Section 1.7.

     9.7 The Trust or the Registrant, after consultation with their respective counsel and by consent of their respective Boards of Trustees, Executive Committees or an officer authorized by such Boards of Trustees, may waive any condition to their respective obligations hereunder if, in their or such officer's judgment, such waiver will not have a material adverse effect on the interests of the Unitholders of the Trust and the Registrant.

10.  Notices

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Registrant or the Trust, each at Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606,
Attention: Secretary.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                           [SIGNATURE LINES OMITTED]

                              THE BENCHMARK FUNDS
                     U.S. GOVERNMENT SECURITIES PORTFOLIO

     This proxy is solicited on behalf of the Board of Trustees of The Benchmark Funds for the Special Meeting of Unitholders (the "Meeting") to be held on January 26, 1998. The undersigned hereby appoints Nancy Mucker, John Mosior and Michael Richman, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all Units of the above-named investment portfolio of The Benchmark Funds which the undersigned holds of record on December 8, 1997 and is entitled to vote at the Meeting to be held at the offices of Goldman Sachs & Co. 4900 Sears Tower, Chicago Illinois, 60606 on January 26, 1998, at 10:00 a.m., Central Standard Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Unitholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said Units as indicated thereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                              THE BENCHMARK FUNDS
                                PROXY SERVICES
                          [801 SOUTH CANAL STREET-C4S
                              CHICAGO, IL 60675]

PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in stub, appears through the window of the envelope.

Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the Unitholder. If no direction is made, this proxy will be voted FOR both Proposals. Please refer to the Proxy Statement for a discussion of the Proposals.

TO VOTE, MARK BLOCKS BELOW IN
  BLUE OR BLACK INK AS FOLLOWS:     [X]     KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Benchmark Funds--U.S. GOVERNMENT SECURITIES PORTFOLIO

Vote on Proposals                             For  Against  Abstain

1.  Approval of an Agreement and Plan of      [_]    [_]      [_]
    Reorganization

2.  Approval of amendment to fundamental      [_]    [_]      [_]
    investment restriction on issuer
    diversification.

Please sign exactly as your name appears on this proxy. If joint owner, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


__________________________________    ____    _______________________    ____
Signature [PLEASE SIGN WITHIN BOX]    Date    Signature (Joint Owners)   Date